Exhibit 10.57(a)
BEFORE THE PUBLIC SERVICE COMMISSION
OF
THE STATE OF DELAWARE

IN THE MATTER OF THE APPLICATION
TIDEWATER UTILITIES, INC.
FOR APPROVAL PURSUANT TO                 PSC DOCKET NO.
26 Del. C. § 215 OF THE ISSUANCE OF
A LONG-TERM DEBT OBLIGATION
(FILED AUGUST 10, 2026)
1.
2.TIDEWATER UTILITIES, INC. APPLICATION FOR
3.APPROVAL OF THE ISSUANCE OF A LONG-TERM DEBT OBLIGATION
4.
Pursuant to Section 215(a) (2) of Title 26 of the Delaware Code, Tidewater Utilities, Inc., a Delaware corporation ("Tidewater"), respectfully requests that the Public Service Commission of the State of Delaware (the "Commission") approve the issuance of a long-term debt obligation in the principal amount of up to $7,290,000.00 with a fixed interest rate from the Delaware Drinking Water State Revolving Fund (the "Supplemental SRF Loan"). The Supplemental SRF Loan is incremental to the long-term debt obligation in the principal amount of $2,610,000.00 (DWSRF State Loan #22000038) approved by Order 10419.
APPLICANT'S NAME AND ADDRESS
1.The name and address of Applicant is:
            Tidewater Utilities, Inc.
1100 South Little Creek Road
Dover, DE 19901

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Exhibit 10.57(a)
Mailing Address:
Tatyana Kaplan
Tidewater Utilities, Inc.
c/o Middlesex Water Company
485C Route One South
Iselin, NJ 08830

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Exhibit 10.57(a)
2.Tidewater, a Delaware corporation, has provided water service to the public since 1964. Tidewater is presently providing public water service to approximately 64,000 customers in New Castle, Kent and Sussex Counties. Tidewater has large concentrations of its existing and future customer base throughout its service territory, which are defined as water service districts by Tidewater.
3.Tidewater serves certain sections of the Town of Ocean View with a number of groundwater facilities, including a facility located at the Bethany Bay community. Construction of the original existing Bethany Bay facility included two (2) wells. Water from these wells met existing applicable water quality standards. The existing treatment facility provides only chemical addition.
4.Tidewater constructed two (2) additional wells to expand the capacity of the Bethany Bay facility. Concurrent with the construction of the two (2) new wells, the State of Delaware issued proposed maximum contaminant levels ("MCL") for perfluoroalkyl substances (commonly known as "PFAS"). In anticipation that the MCL will be finalized as proposed by Delaware, Tidewater conducted sampling of all four wells. One of the older wells was found to exceed the proposed MCL. PFAS was also detected in one of the new wells, but at less than the proposed MCL.
5.In addition to the PFAS MCL concerns, one of the older wells has observed nitrates at just over 50% of the MCL for nitrates and testing for one of the new wells has identified iron and manganese at levels that exceed the Delaware Secondary MCL for iron and manganese.
6.Tidewater plans to construct a new water treatment facility at the same location as the existing facility within the Bethany Bay community with the capability to provide treatment for iron and manganese, nitrates and PFAS as necessary for the four (4) supply wells.
APPLICANT CONTACT

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Exhibit 10.57(a)
7.For purposes of this Application, the contact for the Applicant is:
            Tatyana Kaplan, Treasurer
Tidewater Utilities, Inc.
1100 South Little Creek Road
Dover, DE 19901
            Telephone: (908) 661-8010
            E-Mail: tkaplan@middlesexwater.com

OWNERSHIP OF VOTING STOCK OF APPLICANT
8.One hundred percent of the voting stock of Tidewater is owned by Middlesex Water Company, a New Jersey corporation, which is an investor-owned, regulated water utility traded on NASDAQ.
DETAILED DESCRIPTION OF THE DELAWARE DRINKING WATER STATE REVOLVING FUND ("SRF") PROGRAM DEBT TO BE ISSUED AND PROPOSED USE OF PROCEEDS
9.Upon approval of a qualifying SRF project, the Delaware Department of Health and Social Services issues a binding commitment letter at an approved estimated construction cost. A copy of the Fund Binding Commitment Letter for this project is attached to this Application and marked as Exhibit A.
10.The Supplemental SRF Loan will be for up to $7,290,000.00 and will carry a fixed annual interest rate of 2.0%. The term of the loan is twenty (20) years. Tidewater will be obligated to pay the principal of, and interest on, the loan, as prescribed by the Fund Binding Commitment Letter.
11.The proceeds from the SRF Loan will be used to finance the construction of the water treatment facility at the Bethany Bay community as described in paragraph 6 above.

SELECTION OF TRANSACTION

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12.Part of Tidewater's financing strategy is to obtain long-term debt financing, when necessary, with a minimum final maturity of 20 years at a favorable interest rate.
13.The Fund offers low-interest, attractive long-term debt financing for qualifying projects.
SECURITIES AND EXCHANGE COMMISSION FILINGS
14.Tidewater is not required to submit filings with the Securities and Exchange Commission (the "SEC"). Middlesex Water Company is an SEC registrant and is required to file periodic financial information with the SEC. The latest Form 10-K and Form 10-Q filings of Middlesex Water Company are included under the Exhibit B tab of this Application.
REGISTRATION STATEMENT
15.No Registration Statement or Prospectus will be issued.
OPINION OF COUNSEL
16.Exhibit C contains the proposed Opinion of Counsel. A signed opinion will be provided when available. Exhibit D contains Counsel's comments to Tidewater's Supplemental SRF Loan application.
OTHER DOCUMENTS
17.Exhibit E contains the unanimous consent of the Tidewater Directors authorizing obtaining the Supplemental SRF Loan from the SRF.
EXHIBIT LISTING
A.Binding Commitment Letter.
B.Middlesex Water Company's 2025 Form 10-K and 2026 Second Quarter Form 10-Q.
C.Proposed Opinion of Counsel.
D.Application Review Letter of Counsel.

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Exhibit 10.57(a)
E.Tidewater Unanimous Consent of Directors pursuant to Section 141(F) of the Delaware Corporation Law.
F.Schedules:
1.Capitalization Ratios, Actual and Pro Forma, as of June 30, 2026.
2.Rate of Return, Actual, Pro Forma, and Annualized, as of June 30, 2026.
3.Fixed Charge Coverage Ratios for the Twelve Months Ended June 30, 2026.
18.Tidewater respectfully requests that the Commission approve the SRF Loan.

/s/
Sara T. Wagner, Esquire
Richards, Layton & Finger, P.A.
One Rodney Square
920 North King Street
Wilmington, DE 19801
E-mail: Wagner@rlf.com
Telephone: (302) 651-7646
Facsimile: (302) 498-7646
Bar Id. 4770

Counsel for Applicant

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Exhibit 10.57(a)
EXHIBIT A
Binding Commitment Letter

EXHIBIT B
Middlesex Water Company's 2025 Form 10-K and 2026 First Quarter Form 10-Q

EXHIBIT C
Proposed Opinion of Counsel

EXHIBIT D
Application Review Letter of Counsel

EXHIBIT E
Tidewater Unanimous Consent of Directors pursuant to Section 141(F) of the Delaware Corporation Law

EXHIBIT F
Schedules

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